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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): January 17, 2006

                  CWABS, INC., (as depositor under the Pooling
             and Servicing Agreement, dated as of January 1, 2006,
                 providing for the issuance of the CWABS, INC.,
                  Asset-Backed Certificates, Series 2006-IM1).

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-125164                 95-4596514
----------------------------   ------------------------      ------------------
(State of Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

        4500 Park Granada, Calabasas, California                   91302
        ----------------------------------------                ----------
        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (818) 225-3237

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events

Item 8.01.      Other Events

               It is expected that during January 2006, a single series of certificates, entitled Asset-Backed Certificates, Series 2006-IM1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-125164) and sold to Countrywide Securities Corporation (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

               The Computational Materials and/or ABS informational and computational materials attached hereto have been prepared and provided to the Registrant by Impac Funding Corporation. To the extent any ABS informational and computational materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the ABS informational and computational materials attached hereto, such previously filed ABS informational and computational materials are superseded by the ABS informational and computational materials attached hereto.



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



Section 9       Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

        Not applicable.

(b) Pro forma financial information:

        Not applicable.

(c) Shell Company Transactions

        Not applicable.

(d) Exhibits:

Exhibit
No.            Description

99.1           ABS informational and computational materials.



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







                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWABS, INC.




                                                       By: /s/ Leon Daniels, Jr.
                                                          ----------------------
                                                       Leon Daniels, Jr.
                                                       Vice President


Dated:  January 24, 2006


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




                                  Exhibit Index



Exhibit
-------

99.1           ABS informational and computational materials.




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